                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.29652%
POOL NUMBER:  Group 1 = 1802, 1803, 1804
____________________________________________________________________________________________

ISSUE DATE:  12/27/2001
CERTIFICATE BALANCE AT ISSUE:    $679,078,890.31

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     708                         $286,195,176.77
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $555,480.66
Unscheduled Principal Collection/Reversals                           $149,245.17
Liquidations-in-full                                      77      $32,681,875.66
Net principal Distributed                                         $33,386,601.49    ($33,386,601.49)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        631                         $252,808,575.28

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,649,963.07

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $148,138.56

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $34,888,426.00

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.29652%
POOL NUMBER:  Group 1 = 1802, 1803, 1804
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $33,386,601.49     $1,501,824.51             $0.00     $1,501,824.51             $0.00    $34,888,426.00

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $6,790,788.00             $0.00             $0.00             $0.00     $6,790,788.00
Bankruptcy Bond
   Single-Units           $128,000.00             $0.00             $0.00             $0.00       $128,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $6,790,789.00             $0.00             $0.00             $0.00     $6,790,789.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    3      $1,082,574.34         0              $0.00         1        $394,270.04

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $394,270.04         1        $499,466.11         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 04/25/2003 are as follows:

                Class       Class Principal Balance
                CB1                $9,231,832.97
                CB2                $3,626,792.76
                CB3                $1,978,249.37
                CB4                $1,318,834.53
                CB5                  $989,123.70
                CB6                  $989,127.21
                              __________________
                Total             $18,133,960.54
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2003):

SERIES:  2001-ms15              POOL NUMBER:  Group 1 = 1802, 1803, 1804

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $252,808,575.28**        $1,582,040.45***        $1,082,574.34***
Number:                         1505                      4                       3
% of Pool:                    100.00%                  0.63%                   0.43%
(Dollars)
% of Pool:                    100.00%                  0.27%                   0.20%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***          $499,466.11***
Number:                           0                       0                       1
% of Pool:                    0.00%                    0.00%                   0.20%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.07%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2003 scheduled payments and March 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2003.

Trading Factor, calculated as of distribution date : 0.22491558.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2003, and unscheduled prepayments in months prior to April ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.42760%
POOL NUMBER:  Group 2 = 1805, 1806
____________________________________________________________________________________________

ISSUE DATE:  12/27/2001
CERTIFICATE BALANCE AT ISSUE:    $444,936,513.44

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     516                         $217,513,400.84
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $209,737.90
Unscheduled Principal Collection/Reversals                           $148,480.99
Liquidations-in-full                                      64      $27,822,498.71
Net principal Distributed                                         $28,180,717.60    ($28,180,717.60)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        452                         $189,332,683.24

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,242,010.29

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $76,139.96

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $29,346,587.93

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2001-ms15                               WEIGHTED AVERAGE PC RATE:    6.42760%
POOL NUMBER:  Group 2 = 1805, 1806
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $28,180,717.60     $1,165,870.33             $0.00     $1,165,870.33             $0.00    $29,346,587.93

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $4,449,365.00             $0.00             $0.00             $0.00     $4,449,365.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $4,449,365.00             $0.00             $0.00             $0.00     $4,449,365.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    4      $1,552,403.14         0              $0.00         2        $728,084.90

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class DB1, DB2, DB3, DB4,
DB5, DB6 Certificates immediately after the principal and interest distribution on 04/25/2003 are as follows:

                Class       Class Principal Balance
                DB1                $5,920,134.20
                DB2                $2,850,436.08
                DB3                $1,754,114.03
                DB4                $1,096,322.01
                DB5                  $657,792.02
                DB6                  $877,058.49
                              __________________
                Total             $13,155,856.83
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2003):

SERIES:  2001-ms15              POOL NUMBER:  Group 2 = 1805, 1806

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $189,332,683.24**        $2,280,488.04***        $1,552,403.14***
Number:                          963                      6                       4
% of Pool:                    100.00%                  1.20%                   0.82%
(Dollars)
% of Pool:                    100.00%                  0.62%                   0.42%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***          $728,084.90***                $0.00***
Number:                           0                       2                       0
% of Pool:                    0.00%                    0.38%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.21%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2003 scheduled payments and March 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2003.

Trading Factor, calculated as of distribution date : 0.16844314.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2003, and unscheduled prepayments in months prior to April ) can be calculated.